UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2021 (September 23, 2021)

Aberdeen Global Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-06342	13-3644820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Market Street, Suite 200 Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (800)-522-5465

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	FCO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On September 23, 2021, Aberdeen Global Income Fund, Inc. (NYSE: FCO) (the “Fund”) entered into underwriting sales agreement (the “Sales Agreement”) by and among the Fund, Aberdeen Standard Investments (Asia) Limited, Aberdeen Asset Managers Limited, and JonesTrading Institutional Services LLC (the “JonesTrading”), pursuant to which the Fund may offer and sell up to $35,000,000 of common shares of beneficial interest, par value $0.001 per share (“Common Shares”), from time to time, through JonesTrading as its agent, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”). Under the Investment Company Act of 1940, as amended, the Fund may not sell any Common Shares at a price below the current net asset value of such common shares, exclusive of any distributing commission or discount.

The Offering has been made pursuant a prospectus supplement, dated September 23, 2021 and the accompanying prospectus, dated July 2, 2021, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333-254439) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

Item 8.01.             Other Events

On September 23, 2021, the Fund commenced the Offering pursuant to the Fund’s Registration Statement. A copy of the opinion of Dechert LLP relating to the legality of the Common Shares is filed as Exhibit 5.1 to this report.

The Fund incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits

	1.1	Sales Agreement, dated September 23, 2021, by and among the Fund, Aberdeen Standard Investments (Asia) Limited, Aberdeen Asset Managers Limited, and JonesTrading Institutional Services LLC

	5.1	Opinion of Dechert LLP

	23.1	Consent of Dechert LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aberdeen Global Income Fund, Inc.

Date: September 29, 2021	By:	/s/ Lucia Sitar
	Name:	Lucia Sitar
	Title:	Vice President

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